COLONIAL SHORT DURATION U.S. GOVERNMENT FUND
                   COLONIAL INTERMEDIATE U.S. GOVERNMENT FUND
                        COLONIAL FEDERAL SECURITIES FUND

                             CLASS A, B AND C SHARES

                         SUPPLEMENT TO PROSPECTUS DATED
                                 JANUARY 1, 2000
                    (Replacing Supplements dated June 23, 2000,
                       August 1, 2000 and October 24, 2000)


Effective July 14, 2000, the Funds changed their names. Colonial Short Duration U.S. Government Fund changed its name to "Liberty Short Term Government Fund," Colonial Intermediate U.S. Government Fund changed its name to "Liberty Intermediate Government Fund" and Colonial Federal Securities Fund changed its name to "Liberty Federal Securities Fund."

Effective September 19, 2000, Michael Bissonnette began co-managing Liberty Intermediate Government Fund.

The  following  replaces  the  paragraph  for  Michael   Bissonnette  under  the
sub-caption, PORTFOLIO MANAGERS, under the section MANAGING THE FUNDS for the Liberty Intermediate Government Fund in the Funds' Prospectus:

MICHAEL BISSONNETTE, a senior vice president of Colonial Management Associates, Inc. (Colonial), is a co-manager for the Liberty Federal Securities Fund and the Liberty Intermediate Government Fund. Prior to joining Colonial, Mr. Bissonnette was a portfolio manager for APAM, Inc. from June, 1998 to June, 1999, and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998. From June, 1993 to June, 1996, Mr. Bissonnette served as a portfolio manager of fixed-income funds and a vice president of Colonial.

Effective September 19, 2000, Ann T. Peterson began co-managing the Liberty Federal Securities Fund.

The following replaces the paragraph for Ann T. Peterson under the sub-caption, PORTFOLIO MANAGERS, under the section MANAGING THE FUNDS for the Liberty Federal Securities Fund in the Funds' Prospectus:

ANN T. PETERSON, a vice president of Colonial, is the lead portfolio manager for the Liberty Short Term Government Fund. Ms. Peterson also serves as a co-manager of the Liberty Intermediate Government Fund and the Liberty Federal Securities Fund. Since 1993, she has served as a manager or a co-manager of various other Colonial taxable income funds.

The footnote to the table "Class A Sales Charges" under the subcaption SALES CHARGES under the section YOUR ACCOUNT is revised as follows:

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchased through a fee-based program.

The following replaces the table called "Purchases Over $1 Million" under the subcaption SALES CHARGES under the section YOUR ACCOUNT:

AMOUNT PURCHASED                        COMMISSION %
First $3 million                            1.00
$3 million to less than $5 million          0.80
$5 million to less than $25 million         0.50
$25 million or more                         0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1% commission from the distributor on all purchases of less than $3 million.

GOV-36/805D-1100                                             November 15, 2000

                       COLONIAL FEDERAL SECURITIES FUND
                                 CLASS Z SHARES

                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 1, 2000
                  (Replacing  Supplements  dated June 23, 2000,
                      August 15, 2000 and October 24, 2000)


Effective July 14, 2000, the Fund changed its name from Colonial Federal Securities Fund to "Liberty Federal Securities Fund."

Effective September 19, 2000, Ann T. Peterson began co-managing the Fund.

The following paragraph is being added under the sub-caption, PORTFOLIO MANAGERS, under the section MANAGING THE FUND:

ANN T. PETERSON, a vice president of Colonial Management Associates, Inc. (Colonial), is a co-manager for the Fund and has managed or co-managed various other Colonial taxable income funds since 1993.

The following investors are now eligible to purchase Class Z shares: (i) clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee; (ii) a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Liberty Funds Distributor, Inc., the Fund's distributor, or through a third party broker-dealer; (iii) any insurance company, trust company or bank purchasing shares for its own account; (iv) any endowment, investment company or foundation; (v) clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates; (vi) any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc.; (vii) any person investing all or part of the proceeds of a distribution, roll over or transfer of assets into a Liberty IRA, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, roll over or transfer; (viii) any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and (ix) any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to hold shares of any fund distributed by Liberty Funds Distributor, Inc.

Initial purchases of Class Z shares are subject to a minimum purchase amount of $100,000, except that purchases by (a) retirement plans described in clause (ii) above are not subject to any initial investment minimum, and (b) investors described in clauses (vi), (viii) and (ix) above are subject to a minimum purchase amount of $1,000. The Fund reserves the right to change the investment minimums.


GOV-36/804D-1100                                              November 15, 2000